Exhibit 99.1

United Technologies Appoints CEOs for Future Independent Carrier and Otis

FARMINGTON, Conn., June 3, 2019 -- United Technologies Corp. (NYSE: UTX) ("UTC") today announced the appointments of David L. Gitlin as president & chief executive officer of Carrier and Judith F. Marks as president & chief executive officer of Otis, effective immediately.

“I’m pleased to announce these most important assignments as we make strong progress toward our goal of establishing both Carrier and Otis as stand-alone public companies and clear leaders in their respective industries,” said Greg Hayes, UTC chairman & CEO. “I have great confidence in Judy and Dave to drive strategic growth, lead their industries in innovation and customer focus, and maximize value creation for their respective shareowners, customers and employees.”

“I’m deeply honored to join the tremendous team at Carrier. Thanks to the efforts of our 55,000 people and our highly differentiated portfolio, we are the industry’s premier intelligent building systems company. As we prepare to become an independent public company, we will be working tirelessly to ensure that we provide best-in-class performance for our customers, employees and shareholders,” said Dave Gitlin.

“I’m privileged to lead our 68,000 Otis colleagues into the future. We’re the world’s leading elevator and escalator company, moving more than two billion people a day. The largest portfolio of service contracts, our global presence, and our ability to execute at scale enable Otis to deliver superior returns to shareowners through economic cycles. We continue to differentiate our business through a relentless focus on our customers, unparalleled experience and expertise, a committed workforce, continuous innovation and application of digital technologies across our enterprise,” said Judy Marks.

Biographical Information

David L. Gitlin, a veteran of United Technologies, is the newly appointed president and chief executive officer of Carrier. He most recently served as president and chief operating officer of Collins Aerospace. Previously, Gitlin was president of UTC Aerospace Systems after leading the integration of Goodrich Corporation with UTC. In addition to his leadership roles, he has extensive experience in business development, strategy, and mergers and acquisitions. Gitlin holds a bachelor’s degree from Cornell University, a Juris Doctorate from the University of Connecticut and an MBA from the MIT Sloan School of Management.

Judith F. Marks joined United Technologies as president of Otis in 2017 from Siemens, where she served as CEO of Siemens USA and Dresser-Rand, a Siemens business. Previously, she held senior leadership roles at Lockheed Martin and IBM. As president & CEO of Otis, Marks is leading the iconic company through a digital and cultural transformation. She earned a bachelor’s degree in electrical engineering from Lehigh University and serves as a director of Hubbell, Inc.

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This press release contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as "believe," "expect," "expectations," "plans," "strategy," "prospects," "estimate," "project," "target," "anticipate," "will," "should," "see," "guidance," "outlook," "confident,” “on track” and other words of similar meaning in connection with a discussion of future operating or financial performance or of the separation transactions. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases, tax rates and other measures of financial performance or potential future plans, strategies or transactions of United Technologies or the independent companies following United Technologies’ expected separation into three independent companies, the anticipated benefits of the acquisition of Rockwell Collins or of the separation transactions, including estimated synergies resulting from the Rockwell Collins transaction, the expected timing of completion of the separation transactions, estimated costs associated with such transactions and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which we operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in construction and in both the commercial and defense segments of the aerospace industry, levels of air travel, financial condition of commercial airlines, the impact of weather conditions and natural disasters and the financial condition of our customers and suppliers; (2) challenges in the development, production, delivery, support, performance and realization of the anticipated benefits (including our expected returns under customer contracts) of advanced technologies and new products and services; (3) the scope, nature, impact or timing of the expected separation transactions and other acquisition and divestiture activity, including among other things integration of acquired businesses into United Technologies’ existing businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs and expenses; (4) future levels of indebtedness, including indebtedness that may be incurred in connection with the expected separation transactions, and capital spending and research and development spending; (5) future availability of credit and factors that may affect such availability, including credit market conditions and our capital structure; (6) the timing and scope of future repurchases of our common stock, which may be suspended at any time due to various factors, including market conditions and the level of other investing activities and uses of cash; (7) delays and disruption in delivery of materials and services from suppliers; (8) company and customer-directed cost reduction efforts and restructuring costs and savings and other consequences thereof; (9) new business and investment opportunities; (10) our ability to realize the intended benefits of organizational changes; (11) the anticipated benefits of diversification and balance of operations across product lines, regions and industries; (12) the outcome of legal proceedings, investigations and other contingencies; (13) pension plan assumptions and future contributions; (14) the impact of the negotiation of collective bargaining agreements and labor disputes; (15) the effect of changes in political conditions in the U.S. and other countries in which United Technologies and its businesses operate, including the effect of changes in U.S. trade policies or the U.K.’s pending withdrawal from the European Union, on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (16) the effect of changes in tax (including U.S. tax reform enacted on December 22, 2017, which is commonly referred to as the Tax Cuts and Jobs Act of 2017), environmental, regulatory (including among other things import/export) and other laws and regulations in the U.S. and other countries in which United Technologies and its businesses operate; (17) negative effects of the Rockwell Collins acquisition or of the announcement or pendency of the separation transactions on the market price of United Technologies’ common stock and/or on its financial performance; (18) risks relating to the integration of Rockwell Collins, including the risk that the integration may be more difficult, time-consuming or costly than expected or may not result in the achievement of estimated synergies within the contemplated time frame or at all; (20) the ability of United Technologies to retain and hire key personnel; (21) the expected benefits and timing of the separation transactions, and the risk that conditions to the separation transactions will not be satisfied and/or that the separation transactions will not be completed within the expected time frame, on the expected terms or at all; (22) the expected qualification of the separation transactions as tax-free transactions for U.S. federal income tax purposes; (23) the possibility that any consents or approvals required in connection with the expected separation transactions will not be received or obtained within the expected time frame, on the expected terms or at all; (24) expected financing transactions undertaken in connection with the separation transactions and risks associated with additional indebtedness; (25) the risk that dissynergy costs, costs of restructuring transactions and other costs incurred in connection with the separation transactions will exceed our estimates; and (26) the impact of the expected separation transactions on our businesses and the risk that the separation transactions may be more difficult, time-consuming or costly than expected, including the impact on our resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties. There can be no assurance that the separation transactions or any other transaction described above will in fact be consummated in the manner described or at all. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the reports of United Technologies and Rockwell Collins on Forms S-4, 10-K, 10-Q and 8-K filed with or furnished to the SEC from time to time. Any forward-looking statement speaks only as of the date on which it is made, and United Technologies assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.